UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 26, 2015

Date of Report (date of earliest event reported):

TEGNA INC.

(Exact name of registrant as specified in charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)

(703) 854-6000

(Registrant’s telephone number,
including area code)

GANNETT CO., INC.

(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2015, in connection with the Distribution (as defined below), TEGNA Inc., formerly known as Gannett Co., Inc. (the “Company”), entered into several agreements with Gannett Co., Inc., formerly known as Gannett SpinCo, Inc. (“Gannett” or “SpinCo”) that govern the relationship of the parties following the Distribution, including the following:

•                  Separation and Distribution Agreement

•                  Transition Services Agreement

•                  Tax Matters Agreement

•                  Employee Matters Agreement

A summary of the material terms of these agreements can be found in the section entitled “Certain Relationships and Related Party Transactions” in the Information Statement, dated June 18, 2015, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 19, 2015, which is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement and the Employee Matters Agreement filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 29, 2015, the Company completed the previously announced separation of its business into two independent publicly-traded companies (the “Separation”). The Company has retained the Broadcasting and Digital businesses and SpinCo holds businesses consisting of the Company’s former Publishing business.  The Separation was effected by the transfer of the Publishing business from the Company to SpinCo and the distribution of 98.5% of the outstanding shares of SpinCo common stock to the Company’s stockholders (the “Distribution”).  The Company’s stockholders of record as of the close of business on June 22, 2015 (the “Record Date”) received one share of SpinCo stock for every two shares of the Company’s common stock held as of the Record Date.  The Company did not issue fractional shares of SpinCo common stock in the Distribution.  Fractional shares that the Company’s stockholders would have otherwise been entitled to receive were aggregated and are for sale in the public market by the distribution agent.  The aggregate net cash proceeds of these sales will be distributed ratably to those stockholders who would otherwise have been entitled to receive fractional shares, in accordance with the Separation and Distribution Agreement.

As a result of the Distribution, SpinCo is now an independent public company trading under the symbol “GCI” on the New York Stock Exchange.  Following the Distribution, the Company owns approximately 1.5% of the shares of SpinCo’s common stock.

A copy of the press release issued by the Company on June 29, 2015 announcing completion of the Separation and Distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Separation and Distribution, each of Robert J. Dickey (President, U.S. Community Publishing), David A. Payne (Chief Digital Officer), and Lawrence S. Kramer (President and Publisher, USA Today) resigned from his position at the Company.  Mr. Dickey is President and Chief Executive Officer of SpinCo.  Mr. Payne is Chief Product Officer of SpinCo, and as previously announced, is expected to serve in that capacity until January 2016.  Mr. Kramer will serve on SpinCo’s board of directors.

Also in connection with the Separation and Distribution, John Jeffry Louis, John E. Cody, and Tony A. Prophet resigned as directors of the Company, effective as of immediately prior to the Distribution.  As previously disclosed on Current Reports filed on Form 8-K on May 1, 2015 and June 9, 2015, effective as of immediately following the Distribution, Jill Greenthal and Henry McGee became directors of the Company.  Ms. Greenthal became a member of the Audit Committee and Mr. McGee became a member of the Nominating and Public Responsibility Committee.  Also effective immediately following the Distribution, Bruce Nolop was appointed to serve as a member of the Executive Committee and as Chair of the Audit Committee, on which he had previously been serving.

Effective immediately following the Distribution, the size of the board of directors of the Company was reduced from 11 directors to 10 directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of 11:58 p.m. on June 28, 2015, the Company amended its certificate of incorporation (the “Certificate Amendment”) to reflect the change in the Company’s name from Gannett Co., Inc. to TEGNA Inc.  The foregoing description of the Certificate Amendment is qualified in its entirety by the complete text of the Certificate Amendment, which is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Separation and Distribution, and the related notes thereto is attached hereto as Exhibit 99.2.

(d) Exhibits

See Index to Exhibits attached hereto.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of June 26, 2015, by and between the Company and SpinCo

3.1	Amendment to Third Restated Certificate of Incorporation

10.1	Transition Services Agreement, dated as of June 26, 2015, by and between the Company and SpinCo

10.2	Tax Matters Agreement, dated as of June 26, 2015, by and between the Company and SpinCo

10.3	Employee Matters Agreement, dated as of June 26, 2015, by and between the Company and SpinCo

99.1	TEGNA Inc. press release dated June 29, 2015

99.2	Unaudited pro forma condensed consolidated financial information

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: July 2, 2015	By:	/s/ Victoria D. Harker
Victoria D. Harker
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of June 26, 2015, by and between the Company and SpinCo

3.1	Amendment to Third Restated Certificate of Incorporation

10.1	Transition Services Agreement, dated as of June 26, 2015, by and between the Company and SpinCo

10.2	Tax Matters Agreement, dated as of June 26, 2015, by and between the Company and SpinCo

10.3	Employee Matters Agreement, dated as of June 26, 2015, by and between the Company and SpinCo

99.1	TEGNA Inc. press release dated June 29, 2015

99.2	Unaudited pro forma condensed consolidated financial information